Exhibit 99.1

Press release dated February 13, 2007 naming the new Vice President of Field Operations.

Datalink Corporation (ticker: DTLK, exchange: Nasdaq)

News Release – February 13, 2007

Datalink Appoints Rob Beyer Vice President of Field Operations

Industry Veteran Will Lead All Customer Engagement Teams

February 13, 2007, Chanhassen, Minn. – Datalink (Nasdaq: DTLK), an independent information storage architect, announced today that Rob Beyer has been named vice president of field operations. Beyer will oversee the company’s sales, customer support, and professional services operations in 21 locations across the United States.

“I am very pleased to welcome Rob Beyer to Datalink,” said Charlie Westling, president and CEO of Datalink. “Rob brings a track record of success in a services-led business model. His knowledge of enterprise customers and expertise delivering high-value data storage solutions and services will help us further differentiate Datalink in the marketplace and drive greater growth.”

“Datalink’s reputation for long-term and value-based customer relationships is unparalleled,” said Beyer. “I am excited to build on Datalink’s success by helping the company expand and extend its suite of solutions and services into enterprise accounts.”

Before joining Datalink, Beyer served as senior vice president of customer support services and general manager at McData Corporation, which was recently acquired by Brocade Communications Systems. As an executive officer at McData, Beyer was responsible for worldwide customer support operations, customer satisfaction, and end-to-end services delivery to over 3,000 customers.

Beyer also held executive-level positions at Teradata, NCR, and Computer Network Technology (CNT). While at CNT, Beyer led all service business functions, including sales, consulting, professional services, and customer support.

Beyer received a master’s degree in business administration from the University of St. Thomas and a bachelor’s of science degree from South Dakota State University. He also serves on the board of directors for the Minnesota High Tech Association.

Datalink analyzes, designs, implements, and supports information storage infrastructures that store, protect, and provide continuous access to information. Datalink’s specialized capabilities and solutions span storage area networks, network-attached storage, direct-attached storage, and IP-based storage, using industry-leading hardware, software, and technical services. For more information about Datalink services, contact Datalink at (800) 448-6314, or visit Datalink online at www.datalink.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. This press release contains forward-looking statements regarding our hiring of a new executive officer and our growth objectives. These forward-looking statements are subject to certain risks and uncertainties, including those identified below, which could cause actual results to differ materially from historical results or those anticipated. The words “aim,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions which indicate future events and trends identify forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending upon a variety of factors, including, but not limited to: the level of continuing demand for storage, including the effects of economic conditions; competition and pricing pressures and timing of our installations that may adversely affect our revenues and profits; fixed employment costs that may impact profitability if we suffer revenue shortfalls; revenue recognition policies that may unpredictably defer reporting of our revenues; our ability to hire and retain key technical and sales personnel; our dependence on key suppliers; our ability to adapt to rapid technological change; risks associated with possible future acquisitions; fluctuations in our quarterly operating results; future changes in applicable accounting rules; and volatility in our stock price. Our revenues for any particular year are not necessarily reflected by our backlog of contracted orders, which also may fluctuate unpredictably. We also cannot assure that our hiring of a new executive officer will beneficially impact our operating results or stock price.

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Contact:

Datalink Corporation, Minneapolis

Investor Relations:

Kim Payne, 952-279-4794

Fax: 952-944-7869

Analyst Contact:

Charlie Westling, 952-944-3462

e-mail: einvestor@datalink.com

web site: www.datalink.com